U.S. GLOBAL ACCOLADE FUNDS

                               BONNEL GROWTH FUND
                                 MEGATRENDS FUND
                          REGENT EASTERN EUROPEAN FUND

                       SUPPLEMENT DATED JUNE 29, 1999, TO
                        PROSPECTUSES DATED MARCH 1, 1999


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REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS

Delete the REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS paragraph and replace with the following:

     ACCOUNT MINIMUMS

     To reduce its expenses, the Fund may redeem the shares in your account if your balance drops below $5000 for any reason other than share value decline. The Fund also may deduct a monthly $5 minimum balance fee (or the value of the account if less than $5) from such accounts. Active ABC Investment Plan(R) accounts, retirement accounts and custo dial accounts for minors are not subject to these involuntary redemptions and balance fee policies.

     You will receive 30-day written notice before the Fund under takes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.

(See page 16 in the Bonnel Growth Fund prospectus, page 18 in the MegaTrends prospectus, and page 26 in the Regent Eastern European Fund prospectus.)